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                                                                    EXHIBIT 10.2

                       PARAMETRIC TECHNOLOGY CORPORATION

                        1987 Incentive Stock Option Plan
                        --------------------------------

    As amended through the October 2, 1996 meeting of the Board of Directors


          1.   Definitions.  As used in this Incentive Stock Option Plan
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of PARAMETRIC TECHNOLOGY CORPORATION, the following terms shall have the following meanings:

               1.    Board shall mean the company's Board of Directors.
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               2.    Code shall mean the United States Internal Revenue Code of
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          1986, as amended from time to time.

               3.    Company shall mean PARAMETRIC TECHNOLOGY CORPORATION.
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               4.    Fair Market Value shall mean the value of a share of Stock
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          of the Company on any date as determined by the Board.

               5.    Grant Date shall mean the date on which an Option is
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          granted, as specified in Section 7.

               6.    Incentive Stock Option shall mean an Option intended to
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          qualify as an incentive stock option within the meaning of Section
          422A of the Code.

               7.    Option shall mean an option, granted under the Plan, to
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          purchase shares of the Stock.

               8.    Option Agreement shall mean an agreement between the
                     ----------------
          Company and an Optionee, setting forth the terms and conditions of an Option.

               9.    Option Price shall mean the price per share of the Stock to
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          be paid by an Optionee upon exercising an Option under this Plan.

               10.   Option Share shall mean any share of the Stock transferred
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          to an Optionee upon exercise of an Option pursuant to this Plan.

               11.   Optionee shall mean a person eligible to receive an Option,
                     --------
          as provided in Section 8, to whom an Option shall have been granted under this Plan.

               12.   Plan shall mean this Incentive Stock Option Plan of the
                     ----
          Company as it may be amended from time to time.

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               13.   Stock shall mean the common stock, $.01 par value, of the
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          Company.

               14.   Eligible Participants shall mean key employees and
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          consultants of the Company.

               15.   Engagement shall mean the employment relationship, in the
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          case of employees, or the services arrangement, in the case of consultants, between the Company and the Eligible Participants, as the case may be.

          2.   Purpose.  This Incentive Stock Option Plan is intended to
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encourage ownership of the Stock by Eligible Participants of the Company and of
its subsidiaries and to provide additional incentive for them to promote the growth, development and financial success of the Company's business. This Plan is intended to be an incentive stock option plan, and the Company may grant pursuant to this Plan either Incentive Stock Options or Options which do not qualify as Incentive Stock Options.

          3.   Term of the Plan.  Options under this Plan may be granted
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on or after the date this Plan is approved by the stockholders of the Company;
but no Option under this Plan may be granted more than ten years from the earlier of (a) the date this Plan is adopted by the Board, and (b) the date this Plan is approved by the stockholders of the Company.

          4.   Stock Subject to the Plan.  Subject to adjustment as
               -------------------------
provided in Section 14 of this Plan, at no time shall the sum of (i) the number of shares of the Stock then outstanding which are attributable to the exercise of Options granted under this Plan, and (ii) the number of shares of the Stock then issuable upon exercise of outstanding Options granted under this Plan exceed 48,792,000 shares. Shares to be issued upon the exercise of Options granted under this Plan may be either authorized but unissued or shares held by the Company in its treasury. If any Option expires or terminates for any reason without having been exercised in full, the shares not purchased thereunder shall again be available for Options thereafter to be granted under this Plan.

          5.   Administration.  This Plan shall be administered by the
               --------------
Board or by a duly appointed committee of the Board having such powers as shall be specified by the Board; provided, however, that any grants of Options under
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this Plan to an officer (as defined in Section 16, and the rules promulgated thereunder ("Section 16"), of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or director of the Company shall be made by the Officers' Stock Option Committee which shall, in accordance with Section 16 of the Exchange Act, consist of "Non-Employee Director" members of the Board. Subsequent references herein to the Board shall also refer to such committees, as appropriate, if they have been appointed. No member of the Board shall act upon any matter exclusively affecting any Option granted or to be granted to himself or herself under this Plan. Subject to the provisions of this Plan, the Board shall have complete authority, in its discretion, to make the following determinations with respect to each Option to be granted by the Company: (a) the Eligible Participant to receive the Option; (b) the time of granting the Option;
(c) the number of shares subject thereto; (d) the Option Price; (e) the Option period; and (f) the period of exercisability

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following the termination of Optionee's Engagement. In making such determinations, the Board may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Board, in its discretion, shall deem relevant. Subject to the provisions of this Plan, the Board shall also have complete authority to interpret this Plan, to prescribe, amend and rescind rules and regulations for the administration of this Plan, to determine the terms and provisions of the respective Option Agreements (which need not be identical), to decide all questions and settle all controversies and disputes which may arise in connection with this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Board's determinations on the matters referred to in this Section 5 shall be conclusive and binding on all persons concerned.

          6.   Eligibility.  An Option may be granted only to an Eligible
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Participant of any one or more of the Company and its subsidiaries. A director of any one or more of the Company and its subsidiaries who is not also an Eligible Participant of any one or more of the Company and its subsidiaries shall not be eligible to receive an Option. An Optionee may hold more than one Option, but only on the terms and subject to the conditions and restrictions herein set forth. No Optionee may receive an Option grant which would result in such Optionee having received, during the fiscal year of the Company in which the grant is proposed to be made, Options for more than an aggregate of 2,000,000 shares of Stock.

          7.   Time of Granting Options.  The granting of an Option shall
               ------------------------
take place at the time specified by the Board. Only if expressly so provided by the Board shall the Grant Date be the date on which an Option Agreement shall have been duly executed and delivered by the Company and the Optionee.

          8.   Option Price.  The Option Price under each Option shall not
               ------------
be less than 100 percent of the Fair Market Value of the Stock on the Grant Date; provided, however, that in the case of an Incentive Stock Option granted
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to an individual who, on the Grant Date, owns stock possessing more than ten
(10%) percent of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the Option Price shall not be less than 110 percent of the Fair Market Value of the Stock on such Grant Date. The Fair Market Value of the Stock at the time any Option is granted shall be determined by the Board after considering all relevant information. In making any such determination, the Board shall act in good faith so as to ensure that the Option Price is not less than 100 percent (or 110 percent, if required) of such Fair Market Value.

          9.   Option Period.  Each Option shall be exercisable at such
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time or times, whether or not in installments (which may be cumulative or non-
cumulative), as the Board may determine; and, in the case of an Option made exercisable in installments, the Board may later determine to accelerate the time by which any one or more of such installments may be exercised. Notwithstanding the foregoing, no Option may be exercised after the expiration of (i) ten years from

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the date such Option is granted, or (ii) five years from the date such Option is granted, in the case of an Incentive Stock Option granted to an individual who, on the Grant Date, is a 10% Stockholder.

          10.  Special Limitation on Exercise.  Notwithstanding anything
               ------------------------------
to the contrary contained in this Plan the aggregate fair market value of the shares of Stock with respect to which Incentive Stock Options granted under this Plan or under any other incentive stock option plan of the Company or of a parent or subsidiary corporation of the Company are exercisable for the first time by any Eligible Participant during any calendar year shall not exceed $100,000. For purposes of this Section 10, the fair market value of the shares of Stock for which any such Incentive Stock Option is granted shall be determined as of the time of the granting of such Incentive Stock Option.

          11.  Exercise of Option; Investment Purpose.  Each exercise of
               --------------------------------------
an Option hereunder may be effected only giving written notice, in the manner provided in Section 19 hereof, of intent to exercise the Option, specifying the number of shares as to which the Option is being exercised, and accompanied by full payment of the Option Price for the number of shares then being acquired. Such payment shall be made in cash, by certified or bank check payable to the order of the Company, credit to the Company's account at a financial or brokerage institution on the date of exercise, or, if the Option so provides,
(i) in shares of the Stock having an aggregate Fair Market Value, at the time of such payment, equal to the total Option Price for the number of shares of the Stock for which payment is then being made, or (ii) partly in cash or by certified or bank check payable to the order of the Company and the balance in shares of the Stock having an aggregate Fair Market Value, at the time of such payment, equal to the difference between the total Option Price for the number of shares of the Stock for which payment is then being made and the amount of the payment in cash or by certified or bank check; provided, however, that no
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part of the purchase price for any shares of the Stock being purchased pursuant to an exercise of an Option shall be paid in shares of the Stock which were previously acquired by the Optionee (x) pursuant to an earlier exercise of such Option, or (y) pursuant to the exercise of another incentive stock option granted by the Company if the previously acquired shares have been held by the Optionee for less than two years since the date of the granting of such other option to him or for less than one year since the transfer to him of such previously acquired shares. The determination of such aggregate Fair Market Value shall be made by the Board, whose determination in this regard shall be final and binding on all concerned.

          Receipt by the Company of such notice and payment shall, for purposes of this Plan, constitute exercise of the Option or a part thereof. Within twenty (20) days thereafter, the Company shall deliver or cause to be delivered to the Optionee a certificate or certificates for the number of shares of the Stock then being purchased by him. Such shares shall be fully paid and nonassessable. If any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority (including, but not limited to, a stock exchange) shall require the Company or the Optionee (a) to register or qualify, under the Securities Act of 1933, as amended, any similar federal statute then in force or any state law regulating the sale of securities, any Option Shares with respect to which notice of intent to exercise shall have been delivered to the Company or (b) to take any other action in

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connection with such shares before issuance thereof may be effected, then the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith and without delay. All such action shall be taken by the Company at its own expense.

          The Company may require an individual exercising an Option to represent that his purchase of shares of the Stock pursuant to such exercise is for his own account, for investment and without a view to resale or distribution, and that he will not sell or otherwise dispose of any of such shares except pursuant to (i) an effective registration statement covering such transaction filed with the Securities and Exchange Commission and in compliance with all of the applicable provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, or (ii) an opinion of Company counsel that such registration is not required.

          12.  Transferability of Options.  Each Option granted hereunder
               --------------------------
shall not be transferable by the Optionee other than by will or the laws of descent and distribution and may be exercised, during the Optionee's lifetime, only by the Optionee or by his or her legal representative; provided that the Board may in its discretion waive such restriction in any case.. From and after the death of an Optionee, each Option held by such Optionee at his death, to the extent then exercisable, may be exercised prior to its termination by the person(s) to whom the Optionee's option rights pass by will or by the applicable laws of descent and distribution.

          13.  Termination of Engagement.  In the event that an Optionee's
                     -------------------------
Engagement is terminated for any reason (voluntary or involuntary) and the period of exercisability for a particular Option following such termination has not been specified by the Board, each such Option then held by that Optionee shall expire to the extent not previously exercised ten (10) days after such Optionee's Engagement is terminated, except that -
                                     ------ ----

               (a) If the Optionee is on military, sick leave or other bona fide
                                                                  ---- ----
leave of absence (such as temporary employment by the federal government), his Engagement with the Company will be treated as continuing intact if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Optionee's right to reemployment or the survival of his or her service arrangement with the Company is guaranteed either by statute or by contract; otherwise, the Optionee's Engagement will be deemed to have terminated on the 91st day of such leave.

               (b) If the Optionee's Engagement is terminated by reason of his retirement from the Company, each Option then held by the Optionee, to the extent exercisable at retirement, may be exercised by the Optionee at any time within three (3) months after retirement unless terminated earlier by its terms.

               (c) If the Optionee's Engagement is terminated by reason of his death, each Option then held by the Optionee, to the extent exercisable at the date of death, may be exercised at any time within one year after that date (unless terminated earlier by its terms) by

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the person(s) to whom the Optionee's option rights pass by will or by the applicable laws of descent and distribution.

               (d) If the Optionee's Engagement is terminated by reason of his becoming permanently and totally disabled, each Option then held by the Optionee, to the extent exercisable upon the occurrence of permanent and total disability, may be exercised by the Optionee at any time within one (1) year after such occurrence unless terminated earlier by its terms. For purposes hereof, an individual shall be deemed to be "permanently and totally disabled" if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Any determination of permanent and total disability shall be made in good faith by the Company on the basis of a report signed by a qualified physician.

          14.  Adjustment of Number of Option Shares.  Each Option
               -------------------------------------
Agreement shall provide that, in the event of any stock dividend payable in the Stock or any split-up or contraction in the number of shares of the Stock occurring after the date of such Agreement and prior to the exercise in full of the Option covered thereby, the number of shares subject to such Agreement and the price to be paid for each share subject to such Option shall each be proportionately adjusted. Each such Agreement shall also provide that, in case of any reclassification or change of outstanding shares of the Stock occurring after the date of such Agreement and prior to the exercise in full of the Option covered thereby, the number and kind of shares of Stock subject to such Agreement and the price to be paid for each share subject to such Option shall each be appropriately adjusted.

          Each Option Agreement shall further provide that, in the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, the Option covered thereby shall terminate; provided, however, that
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(i) in the event of the liquidation or dissolution of the Company, or in the event of any such reorganization, consolidation or merger in which the Company does not survive and with respect to which the resulting or surviving corporation does not assume such Option or issue a substitute Option therefor, such Option shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to this Plan or such Option Agreement (but subject to Section 10 hereof), during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless such Option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume such Option or issue a substitute option therefor.

          No fraction of a share shall be purchasable or deliverable upon exercise of an Option, but, in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

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          In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of the Stock of the nature contemplated by this Section 14, the number of shares of the Stock available for the purpose of the plan, as stated in Section 4, shall be correspondingly adjusted.

          15.  Reservation of Stock.  The Company shall at all times
               --------------------
during the term of this Plan and of the Options granted hereunder reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

          16.  Limitation of Rights in the Option Shares.  An Optionee
               -----------------------------------------
shall not be deemed for any purpose to be a stockholder of the Company with respect to any of his Option Shares except to the extent that the Option covering such Shares shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, and whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 14.

          17.  Engagement Rights.  Neither the adoption, maintenance nor
               -----------------
operation of this Plan shall confer upon any Eligible Participant of the Company or of a parent or subsidiary corporation of the Company any right with respect to the continuance of his Engagement by any of such corporations, nor shall they interfere in any way with the right of any of such corporations to terminate the Engagement of any Eligible Participant.

          18.  Termination and Amendment of the Plan.  The Board may at
               -------------------------------------
any time terminate this Plan or make such modifications to the Plan as it shall deem advisable, except that no amendment of this Plan shall (a) increase the
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aggregate number of shares of Stock which may be issued under this Plan (except pursuant to Section 14), materially increase the benefits accruing to participants in the Plan or make any change in the designation of the Eligible Participants or class of Eligible Participants eligible to receive Options under this Plan without the approval of the stockholders of the Company; (b) impair the rights or increase the obligations of any Optionee under any Option theretofore granted under this Plan without the written consent of such Optionee; or (c) cause any Option at any time granted under this Plan to fail to qualify as an incentive stock option under Section 422A of the Code.

          19.  Notices.  Any communication or notice required or permitted
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to be given under this Plan shall be in writing and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at Parametric Technology Corporation, 128 Technology Drive, Waltham, Massachusetts 02154 and, if to an Optionee, to such address as the Optionee shall last have furnished to the communicating party.

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